AUGUST 9, 2017

SUPPLEMENT TO

HARTFORD GLOBAL IMPACT FUND

SUMMARY PROSPECTUS DATED MARCH 1, 2017

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.

Effective immediately, under the heading “Principal Investment Strategy,” the fourth sentence in the first paragraph is deleted in its entirety and replaced with the following:

The Fund may invest in companies of any market capitalization, including small capitalization securities, located anywhere in the world.

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7331	August 2017